•• 1111111111111111111111111111111111111 11111111111111111111111 CONSOLIDATED COMMUNICATIONS HOLDINGS, INC. 1111111 111111111111111111111111111111 11111 111111111111111111111111111111111 C123456789 I IMPORTANT SPECIAL MEETING INFORMATION I 0 0 0 0 0 4 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE SACKPACK _ 1,,,11 ,,1 ,1 • •11,,1 , ,1,1.1,, ,,11,,1 ,1 • •11, ,1,,111,,,1 MRASAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD4 ADD5 ADD6 Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m.,Central Time, on March 28, 2017. Vote by Internet • Go to www.envisionreports.com/CNSL • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website oofi Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message r){l L::j Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Special Meeting Proxy Card (1234 5678 9012 345 ) T IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION,DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T + For Against Abstain ODD rJ Proposals -The Board of Directors recommends a vote FOR Proposal1 and FOR Proposal 2. For Against Abstain 0 00 2. Approval to adjourn or postpone the specialmeeting, if necessary or appropriate, to solicit additional proxies. 1.Approval of the issuance of Consolidated Communications Holdings, Inc. ("Consolidated") common stock to FairPoint Communications, Inc.("FairPoinf') stockholders in the Merger contemplated by the Agreement and Plan of Merger, dated as of December 3, 2016, by and among Consolidated, FairPoint and Falcon Merger Sub,Inc. m Non-Voting Items Change of Address -Please print your new address below. Mark the box to the rightD Comments-Please print your comments below. Meeting Attendance if you plan to attend the SpecialMeeting. I, I , I --[IAuthorized Signatures-This section must be completed for your vote to be counted. -Date and Sign Below Please sign exactly as name(s) appears hereon.Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer,trustee, guardian,or custodian, please give full title. Date (mm/dd/yyyy) -Please print date below. Signature 1 -Please keep signature within the box. Signature 2-Please keep signature within the box. I I II II c 1234567890 • JNT 2 3 7 9 1 MR A SAMPLE (THIS AREAIS SET UP TO ACCOMMODATE 140 CHARACTERS) MRA SAMPLE AND MR A SAA1PLE AND MR A SAMPLE AND MR A SAA1PLE AND MR A SAMPLE AND MRASAMPLEAND MRASAMPLEAND MRASAMPLEAND + 11111111111111111111111111111111 1 U PX 3 1

.. ' Important notice regarding the Internet availability of proxy materials for the special meeting: The proxy statement is available at: http://www.edocumentview.com/CNSL T IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T Proxy-CONSOLIDATED COMMUNICATIONS HOLDINGS, INC. CONSOLIDATED COMMUNICATIONS HOLDINGS, INC. 121 SOUTH 17TH STREET, MATTOON, IL 61938 Proxy Solicited by Board of Directors for Special Meeting-March 28, 2017 at 9:00A.M. Central Time Steven J. Shirar and Steven L. Childers, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Consolidated Communications Holdings, Inc. to be held on March 28, 2017 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1 and FOR Proposal 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Continued and to be voted on reverse side.)

•I 11111111111111111111111111111111111111111111111 1111111111111 CONSOLIDATED COMMUNICATIONS HOLDINGS, INC. !IMPORTANT SPECIAL MEETING INFORMATION I Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Special Meeting Proxy Card "Y PLEASE FOLD ALONG THE PERFORATION,DETACH AND RETURN THE BOTIOM PORTION IN THE ENCLOSED ENVELOPE. "Y + rJ Proposals-The Board of Directors recommends a vote FOR Proposal 1 and FOR Proposal 2. For Against Abstain DOD For Against Abstain ODD 1. Approval of the issuance of Consolidated Communications Holdings, Inc.("Consolidated') common stock to FairPoint Communications,Inc.("FairPoint") stockholders in the Merger contemplated by the Agreement and Plan of Merger, dated as of December 3, 2016, by and among Consolidated, FairPoint and Falcon Merger Sub, Inc. 2. Approval to adjourn or postpone the special meeting, if necessary or appropriate,to solicit additional proxies. I]J Authorized Signatures -This section must be completed for your vote to be counted. -Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian,or custodian, please give full title. fL-ate (m-m/d-d/y_yy/_y) ---PIease prin1/a_te below_. Lr_gna-ut re1--PI-ease_k_eep--signatu-re within_t_h_e bo_x_. ----JI r9"'1"''2 -PIM"'"' ,;'""'re ·;"••"" ...JI • + 1 UP X 3 1 2 3 7 9 2

Important notice regarding the Internet availability of proxy materials for the special meeting: The proxy statement is available at: http://www.edocumentview.com/CNSL T PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTIOM PORTION IN THE ENCLOSED ENVELOPE. T Proxy-CONSOLIDATED COMMUNICATIONS HOLDINGS, INC. CONSOLIDATED COMMUNICATIONS HOLDINGS, INC. 121 SOUTH 17TH STREET, MATTOON, IL 61938 Proxy Solicited by Board of Directors for Special Meeting - March 28, 2017 at 9:00A.M. Central Time Steven J. Shirar and Steven L. Childers, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Consolidated Communications Holdings, Inc. to be held on March 28, 2017 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1 and FOR Proposal 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Continued and to be voted on reve;se side.)